PIMCO Funds: Pacific Investment Management Series

                    Supplement dated February 2, 2000 to the

                      Prospectus for Class A, Class B, and

                     Class C Shares, dated November 1, 1999

Change to Investment Strategies of the PIMCO High Yield Fund

     Effective March 1, 2000, the PIMCO High Yield Fund (the "Fund") may invest up to 15% of its assets in euro-denominated securities. The Fund normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates. Prior to that date, as set forth in the Prospectus dated November 1, 1999, the Fund may not invest in any foreign currency-denominated securities, but may continue to invest without limit in U.S. dollar-denominated securities of foreign issuers.

     Investments in euro-denominated securities involve foreign investment and currency risk. For more information regarding foreign investment and currency risk, see the discussions in the Prospectus entitled "Summary of Principal Risks--Foreign (Non-U.S.) Investment Risk," "Summary oif Principal Risks-- Currency Risks," "Characteristics and Risks of Securities and Investment Techniques--Foreign (Non-U.S.) Securities," and "Characteristics and Risks of Securities and Investment Techniques--Foreign (Non-U.S.) Currencies," as well as the discussions in the Statement of Additional Information entitled "Foreign Securities" and "Foreign Currency Transactions".

     Investors Should Retain This Supplement For Future Reference